Howard Capital Appreciation Fund
                      a series of the Advisors Series Trust



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                          Supplement to the Prospectus
                     and Statement of Additional Information
                            Each dated March 30, 2003


     The investment advisor to the Howard Capital Appreciation Fund (the "Fund") and the Board of Trustees of Advisors Series Trust have determined to terminate the Fund, effective at the close of business on January 29, 2004. You are welcome to redeem your shares before that date if you wish. As a result of the decision to terminate the Fund, investors are no longer permitted to purchase Fund shares as of the date of this Supplement.

     If the Fund has not received your redemption request or other instruction by January 22, 2004, your shares will be redeemed on January 29, 2004, and you will receive from the Fund your proceeds, subject to any withholding, if required. These proceeds generally will be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted cost basis. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation if not timely placed in a comparable sheltered account. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record. Please contact the Fund at 1-866-205-0528 if you have any questions.






        Please retain this Supplement with your Prospectus for reference.